Putnam
Tax-Free
Health Care
Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02


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FROM THE TRUSTEES

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Dear Fellow Shareholder:

Besides providing the ongoing benefit of an income stream free of federal taxes, Putnam Tax-Free Health Care Fund delivered positive results for the six months ended November 30, 2002. We are especially pleased to note that during the period, your fund also outstripped its Lipper category average though it underperformed its benchmark index. You will find the details on page 7.

As your fund's managers note in the accompanying report, the municipal health-care sector provided attractive yields from securities less sensitive to investors' concerns over prospects for the economy. Within this relatively benign setting, the management team was able to take advantage of one of the steepest yield curves on record to maximize results.

On the following pages, the managers also discuss the market environment that prevailed during the semiannual period and the strategies they employed in response to that environment. Realizing that such favorable periods do not go on forever, the team has also positioned the portfolio in the way that it believes will best accommodate changes as they occur in the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Putnam Tax-Free Health Care Fund inhabited one of the calmest sectors of financial markets during the six months ended November 30, 2002, the first half of the fund's fiscal year. By contrast, stocks during these months experienced wild swings, temporarily descending to low points last visited in 1997. Given these conditions, it is unsurprising that investors preferred bonds, and yields fell significantly as prices rose to reflect this demand. The municipal health-care sector was in a prime position because health-care bonds offered attractive yields and were less sensitive to worries about the economy than most other sectors. With these advantages, the fund achieved a positive gain and outperformed its Lipper peer group at NAV. However, the fund underperformed its benchmark index, the Lehman Municipal Bond Index, which reflected the outperformance of bonds with higher credit ratings during the period. Results at market price, which reflect changes in investor sentiment, share supply, and demand as well as portfolio performance, were substantially lower. We believe this is a reflection of negative investor sentiment regarding lower-quality bonds, which make up a significant part of the portfolio. It may also reflect the fact that as an unleveraged fund, your fund provides a more conservative level of income than many of the other closed-end municipal-bond funds available.

Total return for 6 months ended 11/30/02

                 NAV            Market price
-----------------------------------------------------------------------
                3.24%              0.38%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP STATE ALLOCATIONS]

TOP STATE ALLOCATIONS*

California          14.9%

Massachusetts       13.3%

Pennsylvania         9.3%

Michigan             7.8%

Texas                5.7%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


* BOND MARKET ENJOYED UNUSUAL ADVANTAGES

As of the end of the period, fixed-income securities have been performing well for nearly three straight years. Since the end of 2000, the economy first slowed, then contracted, and is now in the midst of a recovery that is rather weak and uneven by historical standards. For example, from January to March of 2002, the economy grew by more than 5%, then slowed to a rate of approximately 1% in the next three months. As a result, inflationary pressures have nearly disappeared.

Bonds have also benefited from negative investor sentiment regarding stocks, though higher-quality bonds have been the chief beneficiaries. Bonds with ratings below investment grade have lagged.

The length and strength of the bond rally gives us reason to be cautious, since performance tends to move in cycles. Thanks to efforts by the U.S. Federal Reserve Board to revive the economy by lowering short-term interest rates, the yield curve -- which measures the yields of bonds across different maturities -- is as steep as it has ever been. Such extreme conditions usually do not last for long periods. At some point during 2003, we believe that bond yields will rise as the economy gains firmer footing, and this has influenced how we have positioned the portfolio in recent months, as we will describe.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 43.4%

AA -- 1.8%

A -- 10.3%

Baa/BBB --20.8%

Ba/BB --10.5%

B -- 11.4%

Other --1.3%

VMIG1 --0.5%

Footnote reads:

*As a percentage of market value as of 11/30/02. A bond rated Baa/BBB or higher is condsidered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* MARKET CONDITIONS FAVORED MUNICIPAL HEALTH-CARE SECTOR

Recent conditions in the market for tax-exempt health-care bonds have resulted from a combination of favorable trends. First, hospitals in general continued to show improving operating results. This fundamental improvement in the sector, a result of better cost management, began to emerge in 2000. Hospital administrators were responding to the federal Balanced Budget Act of 1997, which reduced the growth rate of reimbursements from the federal Medicare program to health-care providers. Fortunately, in spite of a ballooning federal deficit this year, there have been no significant additional reductions in Medicare reimbursements. At the same time, because federal funding is an important feature of the health-care sector, hospital and nursing home bonds have been spared some of the current pressures on state budgets.


Fund Profile

Putnam Tax-Free Health Care Fund seeks to provide high current income free from federal income taxes, consistent with the preservation of capital. It may be suitable for investors seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.


Health-care bonds have also benefited from problems in other sectors. Three sectors of the municipal-bond market -- health care, industrial development, and transportation -- generally offer the most opportunities. In the past two years, industrial development and transportation issues have had a tough time because of poor business conditions. In the transportation sector, the bankruptcy filing by U.S. Airways in August and the slow descent into bankruptcy by UAL had a depressing effect on airline-backed bonds. Bad news in these sectors helped to keep demand strong for health-care bonds.

In these unusually favorable circumstances, the fund even benefited from a pre-refunding. The fund's position in Forsyth County, Georgia healthcare bonds was pre-refunded when the Baptist Medical Center was sold to a new owner. The issue, which carries a 6.25% coupon, was below investment grade and set to mature in 2018. Now, the issue is backed in part by Treasuries, which improves its credit quality while the holding continues to provide an attractive yield. Although this holding, as well as others mentioned in this report, were viewed favorably by fund management at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's investment strategy.

* FUND TARGETED YIELD OPPORTUNITIES WHILE DIVERSIFYING

While we have been pleased with the current positive conditions in the health-care sector, we have also been exercising what we consider to be prudent foresight. The returns of the sector have been quite strong, outpacing many other sectors and financial investments in general. We know such positive conditions do not last forever. While we do not anticipate an immediate reversal, we believe it is an opportune time to further diversify the fund's holdings.

In addition to diversifying across many individual holdings, we are making sure the fund has exposure to a number of different states. We have also been enhancing the fund's diversification across credit tiers by adding to bonds in the mid-range credit levels. As an example, one of the fund's recent acquisitions was the Erie County, Ohio Medical Center, with an A2 credit rating, a 5.625% coupon, and maturing in 2032. This issue was attractive to us because the facility is well managed and handles 70% of the health-care admissions in its county.

While we adhere to the fund's mandate to invest in health-care bonds, we have also been carefully selecting opportunities outside the sector to enhance diversification. For example, we invested in a portion of a $6.3 billion bond issue from the California Department of Water Resources. It has an A3 credit rating and matures in 2020. This bond is one of the largest municipal-bond offerings ever. Because of its size, it was priced with an attractive yield. However, it is a very strong issue, we believe, because the bond is intended to replenish the state coffers, which were depleted after the state stepped in to buy electricity during California's utility crisis in 2001. The bond is backed by a surcharge on electric bills for 70% of California's ratepayers. State law prevents the surcharge from being appealed.

* FUND PREPARING FOR LESS HOSPITABLE ENVIRONMENT

As we have explained, we believe that the fund has been enjoying unusually favorable conditions in the past six months and we know from history that such situations do not last indefinitely. We believe the economy will continue expanding at a slow or moderate pace. Short-term interest rates are likely to remain near their current low levels, but as these rates stimulate the economy, intermediate- and long-term interest rates are more likely to increase during 2003. That is why we are patiently preparing the portfolio with greater diversification across both credit ratings and sectors. We are finding many opportunities in longer-maturity bonds in the middle credit tiers. Putnam's research capabilities are a great advantage in this effort, and we believe that the fund can successfully navigate any shifts in market trends just as it has benefited from the recent positive trends.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Paul Drury (Portfolio Leader), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                                                       Lehman
                                          Market      Municipal      Consumer
                            NAV           price       Bond Index    price index
-------------------------------------------------------------------------------
6 months                   3.24%          0.38%          3.67%         1.11%
-------------------------------------------------------------------------------
1 year                     5.51          -5.85           6.32          2.25
-------------------------------------------------------------------------------
5 years                   26.58          11.23          33.35         12.24
Annual average             4.83           2.15           5.93          2.34
-------------------------------------------------------------------------------
10 years                  91.64          65.71          89.35         27.73
Annual average             6.72           5.18           6.59          2.48
-------------------------------------------------------------------------------
Annual average
(life of fund,
since 6/29/92)             6.94           4.59           6.67          2.52
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

LIPPER INFORMATION:
The average cumulative return for the 9 funds in the Lipper General & Insured Municipal Funds (Unleveraged) category over the 6 months ended 11/30/02 was 2.24%. Over the 1-, 5-, and 10-year periods ended 11/30/02, annualized returns for the category were 4.12%, 4.61%, and 5.90%, respectively.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

-------------------------------------------------------------------------------
Distributions (number)                                    6
-------------------------------------------------------------------------------
Income                                                 $0.345
-------------------------------------------------------------------------------
Capital gains 1                                           --
-------------------------------------------------------------------------------
  Total                                                $0.345
-------------------------------------------------------------------------------
Share value:                                     NAV            Market price
-------------------------------------------------------------------------------
5/31/02                                        $13.61             $11.99
-------------------------------------------------------------------------------
11/30/02                                        13.66              11.70
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                           5.05%              5.90%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                     8.22               9.61
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or Market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                                            NAV            Market price
-------------------------------------------------------------------------------
6 months                                   3.79%              0.60%
-------------------------------------------------------------------------------
1 year                                     8.35               3.41
-------------------------------------------------------------------------------
5 years                                   27.13              11.31
Annual average                             4.92               2.17
-------------------------------------------------------------------------------
10 years                                  92.91              69.07
Annual average                             6.79               5.39
-------------------------------------------------------------------------------
Annual average
(life of fund, since 6/29/92)              7.06               4.77
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights  provide an overview of the fund's investment
results,    per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                      RATING (RAT)           VALUE
Alabama (1.8%)
-------------------------------------------------------------------------------------------------------------------
         $2,500,000 Huntsville - Carlton Cove, Special Care Fac. Auth.
                    Rev. Bonds (Carlton Cove Project), Ser. A,
                    8 1/8s, 11/15/31                                                  B/P                $2,512,500
          1,000,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt.), Ser. A,
                    FGIC, 5s, 2/1/41                                                  Aaa                   970,000
                                                                                                      -------------
                                                                                                          3,482,500

Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez Marine Term Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                   AA+                 2,083,620

Arizona (4.5%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande, Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                 B-/P                1,303,750
          1,940,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds,
                    8 1/2s, 12/1/21                                                   AAA/P               2,009,840
          1,000,000 Maricopa Cnty. School Dist. G.O. Bonds (Dist. No. 6
                    Washington Elementary), Ser. A, FSA, 5 3/8s, 7/1/16               Aaa                 1,110,000
          1,000,000 Pima Cnty., Indl. Dev. Auth. Healthcare Fac. Rev. Bonds,
                    Ser. A, 8 1/2s, 11/15/32                                          B/P                 1,018,750
          1,875,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                    Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                         Aaa                 2,054,231
            975,000 Scottsdale, Indl. Dev. Hosp. Auth. Rev. Bonds
                    (Scottsdale Healthcare), 5.8s, 12/1/31                            A3                    977,438
                                                                                                      -------------
                                                                                                          8,474,009

California (14.9%)
-------------------------------------------------------------------------------------------------------------------
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
          8,000,000 (Cap. Appn. Sub. Impt.), Ser. C, FSA, zero %, 9/1/30              Aaa                 1,730,000
          8,500,000 (Cap. Appn. Sub. Impt. ), Ser. C, FSA, zero %, 9/1/29             Aaa                 1,944,375
          1,100,000 CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A,
                    5 1/4s, 5/1/20                                                    A3                  1,105,500
          1,000,000 Central CA Joint Pwr. Hlth. Fin. Auth. COP
                    (Cmnty. Hosp. of Central CA), 6s, 2/1/30                          Baa1                1,011,250
          4,000,000 Corona, COP (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11
                    (In default) (NON)                                                D/P                 1,480,000
         17,105,000 Riverside Cnty., Asset Leasing Corp. Leasehold Rev.
                    Bonds (Riverside Cnty. Hosp.), MBIA, zero %, 6/1/25               Aaa                 4,917,688
          3,000,000 San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin.),
                    MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                    cost $3,237,720) (RES)                                            AAA/P               3,855,000
          9,500,000 San Francisco, City & Cnty. Arpt. Rev. Bonds, 6s, 5/1/25          AAA                10,521,250
          1,000,000 San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                         Aaa                   200,000
          1,715,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                           BB                  1,288,394
                                                                                                      -------------
                                                                                                         28,053,457

Colorado (3.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CO Hlth. Fac. Auth. Rev. Bonds (Hosp. Impt.-
                    NCMC, Inc.), FSA, 5 3/4s, 5/15/19                                 Aaa                 3,270,000
          1,250,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                    A3                  1,301,563
          1,500,000 Denver, Hlth. & Hosp. Auth. Rev. Bonds, Ser. A,
                    5 3/8s, 12/1/28                                                   BBB+                1,351,875
                                                                                                      -------------
                                                                                                          5,923,438

Connecticut (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,080,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds (Edgehill),
                    Ser. A, 6 7/8s, 7/1/27                                            AAA/P               2,306,200

Florida (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Adventist Sunbelt), Ser. A, 6s, 11/15/31                         A3                  1,025,000
            880,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                   BB                    768,900
          1,340,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Orlando Regl. Healthcare), 5 3/4s, 12/1/32                       A2                  1,319,900
          2,000,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                  B+/P                1,947,500
                                                                                                      -------------
                                                                                                          5,061,300

Georgia (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Baptist Healthcare Syst.), 6 1/4s, 10/1/18                       AAA/P               1,178,750
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y, AMBAC
          1,890,000 6.4s, 1/1/13                                                      AAA                 2,239,650
            110,000 6.4s, 1/1/13, Prerefunded                                         AAA                   132,138
                                                                                                      -------------
                                                                                                          3,550,538

Illinois (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 IL Hlth. Fac. Auth. Rev. Bonds (Childrens Memorial
                    Hosp.), Ser. A, AMBAC, 5 3/4s, 8/15/25                            Aaa                 2,150,000

Indiana (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 IN Bond Bank Rev. Bonds (Special Program --
                    Hendricks), Ser. D, AMBAC, 5 1/4s, 4/1/30                         AAA                 1,520,625
          1,000,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds (Sister of
                    St. Francis Hlth.), MBIA, 5 3/8s, 11/1/27                         AAA                 1,016,250
            500,000 Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.
                    Project), 5 1/2s, 11/1/32                                         AA                    491,250
                                                                                                      -------------
                                                                                                          3,028,125

Iowa (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 IA Fin. Auth. Healthcare Fac. Rev. Bonds
                    (Genesis Med Ctr), 6 1/4s, 7/1/25                                 A1                  1,565,625

Kansas (0.3%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Lenexa, Healthcare Rev. Bonds (LakeView Village),
                    Ser. C, 6 7/8s, 5/15/32                                           BB+                   493,750

Kentucky (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Jefferson Cnty., Hosp. IFB, MBIA, 11.012s, 10/23/14               Aaa                 1,456,000
          1,125,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                BBB/P               1,154,531
                                                                                                      -------------
                                                                                                          2,610,531

Louisiana (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
                    (St. James Place), Ser. A, 8s, 11/1/19                            B-/P                1,520,625
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                          CCC/P                 888,750
                                                                                                      -------------
                                                                                                          2,409,375

Maine (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds, Ser. C,
                    FSA, 5 3/4s, 7/1/30                                                Aaa                1,603,125

Massachusetts (13.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MA State G.O. Bonds, Ser. D, FGIC, 5 1/2s, 8/1/18                  AAA                2,202,500
          1,000,000 MA State Hlth. & Edl. Fac. Auth. G.O. Bonds
                    (Milford-Whitinsville Hosp.), Ser. D, 6.35s, 7/15/32              Baa2                1,005,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,500,000 (Civic Investments), Ser. A, 9s, 12/15/15                         B+/P                1,584,375
          3,360,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24            AAA/P               3,738,000
          2,420,000 (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                        AAA/P               2,529,626
          1,750,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                          Baa2                1,785,000
          3,500,000 (Sisters Providence Hlth. Syst.), Ser. A,
                    6 5/8s, 11/15/22                                                  Aaa                 3,649,940
            900,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                          Baa2                  919,125
          1,000,000 (Berkshire Hlth. Syst.) Ser. E, 6 1/4s, 10/1/31                   BBB+                1,005,000
          1,350,000 (Healthcare Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31             A-                  1,366,875
          1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27                        A1                  1,013,750
          1,135,000 (Milton Hosp.), Ser. C, 5 1/2s, 7/1/09                            BBB+                1,204,519
          3,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                    Ser. E, FNMA Coll., 6 1/4s, 11/15/12                              Aaa                 3,077,400
                                                                                                      -------------
                                                                                                         25,081,110

Michigan (7.8%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Dickenson Cnty., Hosp. Rev. Bonds (Memorial
                    Hosp. Syst.), 8 1/8s, 11/1/24                                     Baa3                5,101,875
                    MI State Hosp. Fin. Auth. Rev. Bonds
            500,000 (Sinai Hosp.), 6.7s, 1/1/26                                       Baa3                  493,750
          1,000,000 (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                       B1                    746,250
          2,000,000 (Sparrow Hosp.), 5 5/8s, 11/15/31                                 A1                  1,955,000
          1,500,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                  Ba1                 1,190,625
          3,000,000 Royal Oak, Hosp. Fin. Auth. Rev. Bonds (William
                    Beaumont Hosp.), Ser. M, MBIA, 5 1/4s, 11/15/35                   Aaa                 3,033,750
          3,100,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                    B-/P                2,181,625
                                                                                                      -------------
                                                                                                         14,702,875

Minnesota (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                    (St. Luke's Hosp.), 7 1/4s, 6/15/32                               BB                    987,500
          1,150,000 Rochester, Healthcare Fac. Rev. Bonds
                    (Olmsted Med. Group), 7 1/2s, 7/1/19                              AAA/P               1,267,875
                                                                                                      -------------
                                                                                                          2,255,375

Minnesota (0.4%)
-------------------------------------------------------------------------------------------------------------------
            750,000 MN Agricultural & Econ. Dev. Rev. Bonds
                    (Evangelical Lutheran Project), 6s, 2/1/27                         A3                   765,000

Missouri (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Hlth. Svc. Syst.), MBIA, 1.4s, 10/15/15                          VMIG1               1,000,000
          1,700,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Jefferson Memorial Hosp.), 6.8s, 5/15/25                         Baa2                1,740,375
                                                                                                      -------------
                                                                                                          2,740,375

New Hampshire (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (Rivermead at Peterborough), 5 3/4s, 7/1/28                       BB/P                  868,750
          1,500,000 NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck
                    Day Hlth. Syst.), Ser. A, 7s, 10/1/29                             BB+/P               1,440,000
                                                                                                      -------------
                                                                                                          2,308,750

New Jersey (4.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest
                    Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                         BB-/P                 977,500
          1,000,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                        B/P                   845,000
                    NJ Healthcare Fac. Fin. Auth. Rev. Bonds
          1,900,000 (New Seasons of Mt. Arlingtion), Ser. A,
                    8 3/4s, 7/1/30                                                    B/P                 1,892,875
          2,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                     Baa3                2,712,500
          1,450,000 (Columbus Regl. Hosp.), Ser. A, 7 1/2s, 7/1/21                    B2                  1,190,813
            500,000 (St. Peters U. Hosp.), Ser. A, 6 7/8s, 7/1/30                     Baa2                  526,875
                                                                                                      -------------
                                                                                                          8,145,563

New York (3.3%)
-------------------------------------------------------------------------------------------------------------------
            915,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North Shore
                    Hlth. Syst.), Ser. C, 5 5/8s, 11/1/10                             BB+/P                 911,569
          1,100,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Staten Island U. Hosp. Project), Ser. A, 6 3/8s, 7/1/31          Baa3                1,100,000
            750,000 Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden Hill
                    Care Ctr. Newburgh), Ser. C, 7s, 8/1/31                           BB-/P                 735,938
          1,000,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/20                       B-/P                  995,000
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret. Rev.
                    Bonds (Jefferson's Ferry), Ser. A, 7 1/4s, 11/1/28                BB/P                2,027,500
            500,000 Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (St. John's Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31              BB                    507,500
                                                                                                      -------------
                                                                                                          6,277,507

North Carolina (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NC Med. Care Comm. Rev. Bonds (Southeastern
                    Regl. Med. Ctr.), 5 3/8s, 6/1/32                                  A                     975,000

North Dakota (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Fargo, Health Systems Rev. Bonds (Meritcare), Ser. A,
                    AMBAC, 5 1/8s, 6/1/27                                             Aaa                 1,003,750

Ohio (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Erie Cnty., Ohio Hosp. Fac. Rev. Bonds (Firelands Regl.
                    Med. Ctr.), 5 5/8s, 8/15/32                                       A2                  1,492,500
            750,000 Lorain Cnty., Rev. Bonds (Catholic Hlth.),
                    5 1/4s, 10/1/33                                                   AA-                   727,500
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                             Baa1                1,048,750
                                                                                                      -------------
                                                                                                          3,268,750

Oklahoma (1.9%)
-------------------------------------------------------------------------------------------------------------------
                    OK Dev. Fin. Auth. Rev. Bonds
          1,500,000 (Continuing Care Retirement), Ser. A, 8s, 2/1/32                  B/P                 1,462,500
          3,000,000 (Hillcrest Healthcare), Ser. A, 5 5/8s, 8/15/29                   B2                  2,122,500
                                                                                                      -------------
                                                                                                          3,585,000

Pennsylvania (9.3%)
-------------------------------------------------------------------------------------------------------------------
          2,210,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24                            Aaa                 2,497,300
            500,000 Allentown, Hosp. Auth. Rev. Bonds (Sacred
                    Heart Hosp. ), Ser. A, 6 3/4s, 11/15/14                           Baa3                  459,375
            800,000 Blair Cnty., Indl. Dev. Auth. Rev. Bonds (VLG of PA
                    State Project), Ser. A, 6.9s, 1/1/22                              BB-/P                 802,000
            500,000 Chester Cnty., Hlth. & Ed. Fac. Auth Rev. Bonds
                    (Jenners Pond, Inc.), 7 1/4s, 7/1/24                              BB-/P                 486,250
          1,765,000 College Township, Indl. Dev. Auth. Rev. Bonds
                    (Nittany Valley Rehab. Hosp.), 7 5/8s, 11/1/07                    BB/P                1,789,269
          1,030,000 Delaware Cnty., Hosp. Auth. G.O. Bonds
                    (Crozer-Chester Med. Ctr.), 6 1/4s, 12/15/31                      Baa2                1,017,125
          1,000,000 PA State G.O. Bonds, Ser. 2nd, FSA, 4s, 5/1/04                    Aaa                 1,033,750
          1,500,000 PA State Higher Edl. Fac. Auth. Rev. Bonds
                    (UPMC Hlth. Syst.), Ser. A, 6s, 1/15/31                           A+                  1,530,000
          2,950,000 Philadelphia, Hosp. & Higher Ed. Fac. Auth. IFB,
                    FGIC, 9.014s, 3/6/12                                              Aaa                 3,149,125
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                    (Graduate Hlth.)
            710,578 7 1/4s, 7/1/18 (In default) (NON)                                 D/P                       888
            552,979 Ser. B, 6 1/4s, 7/1/13 (In default) (NON)                         D/P                       691
          1,450,000 Sayre Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                           A-                  1,455,438
          1,250,000 WA Cnty., Hosp. Auth. Rev. Bonds (Monongahela Vy.
                    Hosp. Project), 6 1/4s, 6/1/22                                    A3                  1,321,875
            600,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                               BBB+                  602,250
          1,450,000 York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth. Fac. Rev.
                    Bonds (Rehabilitation Hosp. of York), 7 1/2s, 9/1/07              BB/P                1,462,688
                                                                                                      -------------
                                                                                                         17,608,024

South Carolina (2.5%)
-------------------------------------------------------------------------------------------------------------------
            500,000 SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
                    6 1/2s, 8/15/32                                                   BBB+                  508,125
          3,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                    Hosp.-Franciscan Sisters), 7s, 7/1/15                             BBB+/P              3,243,750
            800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21               Baa2                  867,000
                                                                                                      -------------
                                                                                                          4,618,875

South Dakota (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 SD Hlth. & Ed. Fac. Auth. Rev. Bonds (Prairie Lakes),
                    5.65s, 4/1/22                                                     Baa2                2,359,375

Tennessee (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                       Baa2                2,653,125

Texas (5.7%)
-------------------------------------------------------------------------------------------------------------------
          4,390,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                          AAA/P              4,504,750
          1,500,000 Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                    BB+                1,348,125
          3,700,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial Hlth.
                    Syst. of East TX), 5.7s, 2/15/28                                   BBB-               2,936,875
          1,870,000 Tarrant Cnty., Hosp. Dist. Rev. Bonds, MBIA,
                    5 1/2s, 8/15/19                                                    Aaa                1,986,875
                                                                                                      -------------
                                                                                                         10,776,625

Utah (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp. Inc.), AMBAC,
                    11.593, 5/15/20 (acquired 6/6/97, cost $1,171,200) (RES)          Aaa                 1,030,130

Vermont (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,870,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                          BBB                 1,895,713

West Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                      Ba3                 1,495,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $187,153,470) ***                                          $186,341,515
-------------------------------------------------------------------------------------------------------------------

 (a) Percentages indicated are based on net assets of $188,650,803.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $4,885,130 or 2.6% of net assets.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2002.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$187,153,470) (Note 1)                                                         $186,341,515
-------------------------------------------------------------------------------------------
Cash                                                                                219,954
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,288,355
-------------------------------------------------------------------------------------------
Total assets                                                                    189,849,824

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               793,801
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        338,426
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           21,274
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        22,572
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            815
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               22,133
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,199,021
-------------------------------------------------------------------------------------------
Net assets                                                                     $188,650,803

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $191,839,873
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (522,704)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (1,854,411)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (811,955)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $188,650,803

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($188,650,803 divided by 13,807,168
shares)                                                                              $13.66
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                 $5,838,514
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    673,997
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       93,532
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,572
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,953
-------------------------------------------------------------------------------------------
Other                                                                                42,643
-------------------------------------------------------------------------------------------
Total expenses                                                                      819,697
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (11,848)
-------------------------------------------------------------------------------------------
Net expenses                                                                        807,849
-------------------------------------------------------------------------------------------
Net investment income                                                             5,030,665
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    868,339
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (371,827)
-------------------------------------------------------------------------------------------
Net gain on investments                                                             496,512
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $5,527,177
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $  5,030,665          $ 11,008,108
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   868,339              (137,213)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                (371,827)            1,528,297
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    5,527,177            12,399,192
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (4,762,813)          (10,677,628)
-------------------------------------------------------------------------------------------------------
From ordinary income                                                           --                (7,640)
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                              764,364             1,713,924

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   187,886,439           186,172,515
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $522,704 and
$790,556, respectively)                                              $188,650,803          $187,886,439
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                      13,807,168            13,807,168
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                  Six months
                                       ended
Per-share                            Nov. 30
operating performance            (Unaudited)                           Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.61       $13.48       $13.18       $14.50       $15.02       $14.56
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .36          .80          .79          .85          .89          .91
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .10          .40        (1.26)        (.46)         .50
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .40          .90         1.19         (.41)         .43         1.41
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.35)        (.77)        (.89)        (.91)        (.90)        (.91)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.05)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.35)        (.77)        (.89)        (.91)        (.95)        (.95)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.66       $13.61       $13.48       $13.18       $14.50       $15.02
------------------------------------------------------------------------------------------------------------------
Market value,
end of period                        $11.700      $11.990      $13.110      $11.750      $14.563      $14.500
------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                      .38*       (2.86)       19.40       (13.19)        6.89         9.47
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $188,651     $187,886     $186,173     $181,991     $200,148     $207,331
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .43*         .88          .89          .88          .90          .89
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.64*        5.84         5.91         6.19         5.98         6.11
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.42*       19.71        12.01        12.37         8.53        16.25
------------------------------------------------------------------------------------------------------------------
    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $2,291,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $189,000    May 31, 2007
     1,989,000    May 31, 2008
       113,000    May 31, 2009

The aggregate identified cost on a tax basis is $187,153,470, resulting in gross unrealized appreciation and depreciation of $7,366,468 and $8,178,423, respectively, or net unrealized depreciation of $811,955.

D) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

Effective January 1, 2003 the management contract will change to 0.65% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $11,848 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $683 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $21,301,554 and $21,268,540, respectively. There were no purchases and sales of U.S. government obligations.


RESULTS OF OCTOBER 3, 2002 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:
                                           Common Shares
                                                        Votes
                                    Votes for          withheld
Jameson A. Baxter                  12,296,385           228,798
Charles B. Curtis                  12,301,260           223,923
John A. Hill                       12,303,388           221,795
Ronald J. Jackson                  12,301,088           224,095
Paul L. Joskow                     12,302,588           222,595
Elizabeth T. Kennan                12,293,713           231,470
Lawrence J. Lasser                 12,304,588           220,595
John H. Mullin III                 12,302,014           223,169
Robert E. Patterson                12,303,588           221,595
George Putnam, III                 12,303,588           221,595
A.J.C. Smith                       12,303,588           221,595
W. Thomas Stephens                 12,302,014           223,169
W. Nicholas Thorndike              12,303,813           221,370


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer  and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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